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                                                                  Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated January 31, 2001 included in FBR Asset Investment Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Form S-3 Registration Statement.

                                                        /s/ Arthur Andersen LLP

Vienna, Virginia
February 13, 2002